Lease Commitments, Rent Expense, and Contingent Liabilities - Schedule of Activity in Reserve for Sales Recourse Obligations (Details) - OneMain Holdings, Inc. [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Balance at beginning of period	$ 15	$ 24	$ 5
Recourse losses		(2)
Provision for recourse obligations, net of recoveries	(2)	(7)	19
Balance at end of period	$ 13	$ 15	$ 24